UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 13, 2021, Biostage, Inc., or the Company, issued a press release announcing financial results for the three months and the year ended December 31, 2020. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2021, the Company appointed Peter A. Pellegrino Jr. as Interim Vice President of Finance. In such role, Mr. Pellegrino will be the Company’s principal accounting officer and principal financial officer.

Mr. Pellegrino, age 46, is currently President of Point Providence Consulting, a financial consultancy firm that specializes in working with life sciences companies. The Company has engaged Point Providence Consulting, and appointed Mr. Pellegrino as Interim Vice President of Finance in connection therewith, to assist with certain finance and accounting functions of the Company. In his tenure at Point Providence, Mr. Pellegrino serves in a variety of financial roles to a number of public and private companies in various stages of research, clinical development and commercialization. Immediately prior to forming Point Providence Consulting, Mr. Pellegrino served as Vice President, Corporate Controller and Treasurer of Verastem, Inc., a publicly traded biopharmaceutical company, from 2018 to 2019. From 2017 to 2018, Mr. Pellegrino was employed by Merus, Inc., a publicly traded oncology company, as Vice President, Corporate Controller. Previously, Mr. Pellegrino was Corporate Controller of Aspen Aerogels, Inc., a publicly traded designer, developer, and manufacturer of insulation products from 2009 to 2017. Prior to 2009, he served in various managerial positions in the areas of accounting and financial reporting. Mr. Pellegrino holds a B.S. in business administration from Bryant University.

There are no transactions to which the Company is a party and in which Mr. Pellegrino has a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Pellegrino has not previously held any positions with the Company and has no family relationship with any directors or executive officers of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
99.1	Press Release issued by Biostage, Inc. on April 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

April 13, 2021	/s/ Hong Yu
(Date)	Hong Yu
President